UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 15, 2015
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Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On October 15, 2015, Harsco Corporation (the “Company”) issued a press release that included information regarding results for the third quarter ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1.
This information is being furnished in this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 15, 2015, the Company repaid $253,375,000 in principal and accrued and unpaid interest on its 2.7% Notes due October 15, 2015 by drawing on its existing revolving credit facility.  The Company’s revolving credit facility is governed by that certain Amended and Restated Five-Year Credit Agreement, dated March 2, 2012, among Harsco Corporation, the lenders named therein and the agents named therein, as subsequently amended by that certain Amendment No. 1 dated September 12, 2013, Amendment No. 2 dated December 20, 2013, and Amendment No. 3 dated March 27, 2015 (as amended, the “Credit Agreement”).

The terms for the repayment of amounts drawn under the revolving credit facility are governed by the terms and conditions of the Credit Agreement, which is incorporated herein by reference and which is filed as Exhibits 10(a)(i), 10(a)(ii) and 10(a)(iii) to that certain Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and Exhibit 10.1 to that certain Current Report on Form 8-K filed on March 27, 2015.

Item 8.01.	Other Events.

On October 15, 2015, the Company issued a press release announcing the repayment of its 2.7% Notes due October 15, 2015. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated October 15, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	October 15, 2015	By:	/s/ Russell Hochman
Russell Hochman
Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary